                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 3, 2006

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                                 CITIGROUP INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                          1-9924                     52-1568099
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 (State or other                    (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 8.01 OTHER EVENTS.

      On April 3, 2006, Citigroup Inc. received a letter from the Federal Reserve Bank of New York.

      A copy of the above-referenced letter is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


(d) Exhibits.

    Exhibit Number
       99.1     Letter, dated April 3, 2006, from the Federal Reserve Bank of
                New York.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 4, 2006             CITIGROUP INC.


                                  By: /s/  Michael S. Helfer
                                     ----------------------------------------
                                  Name:  Michael S. Helfer
                                  Title: General Counsel and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit Number
  99.1    Letter, dated April 3, 2006, from the Federal Reserve Bank of New York.